EXHIBIT 99.1

Lowell Farms to Debut All-New Collaboration and Showcase Award-Winning Brand During Hall of Flowers

California cannabis leader to welcome guests into the ‘Lowell Lounge’

SALINAS, Calif., May 03, 2022 (GLOBE NEWSWIRE) -- Lowell Farms Inc. (CSE:LOWL; OTCQX:LOWLF), a California-born innovator in cannabis cultivation and maker of the legendary brand Lowell Smokes, will showcase its exciting new line of Lowell Farms-branded Zippo windproof lighters during this year’s Hall of Flowers tradeshow event being held on May 4 and 5.

Lowell Farms collaborated with Zippo Manufacturing Co. to create a line of bespoke windproof lighter designs especially for Lowell Farms’ customers. These exciting new designs pair especially well with Zippo’s new lighter insert accessory, the Yellow Flame Butane Lighter Insert, which fits into most Zippo windproof lighter cases and provides a soft-flame, cleaner-burning experience. Lowell Farms is proud to offer a robust range of Zippo lighters, accessories, and fuel, and will feature Zippo products prominently in this year’s event space as part of this new collaboration.

Cannabis enthusiasts will also be invited to experience the Lowell Farms lifestyle at The High on Life event following the tradeshow on May 4 at the outdoor “Lowell Lounge” terrace overlooking The Saguaro Palm Springs courtyard. The lounge will feature a flower bar stocked with Lowell’s premier products, complimentary Zippo windproof lighters, exclusive giveaways, as well as a photo booth and seating area for conversation and consumption.

“We look forward to every opportunity to connect with our industry peers, but the products and collaborations we’re featuring around this year’s Hall of Flowers will be something truly special,” says Lowell Farms Chairman of the Board George Allen.

Hall of Flowers is the premier, industry-only B2B tradeshow, facilitating commerce between a growing network of premium licensed cannabis brands and retailers. On the show floor, Lowell Farms and other participating brands are able to showcase products across multiple categories, including flower, concentrates, edibles, topicals, accessories, and technology.

Lowell Farms previously made a splash at the 2021 Hall of Flowers event in Santa Rosa, where it debuted a limited edition, all-natural Hash Wrap pre-roll smoke product. The single gram Hash Wrap proved to be so popular among consumers and industry insiders that Lowell Farms recently announced it would become a permanent fixture in the company’s portfolio. The Hash Wrap pre-roll is now available at licensed retailers throughout California.

Lowell Farms’ return to Hall of Flowers comes on the heels of the company’s groundbreaking relationship with Zippo. The two recently expanded the presence and product selection of both brands in California’s licensed cannabis dispensaries; with Lowell Farms serving as the preferred distributor of Zippo products at California dispensaries.

More information about Lowell Farms Inc. brands can be found at lowellfarms.com.

ABOUT LOWELL FARMS INC.
Lowell Farms Inc. (CSE:LOWL; OTCQX:LOWLF) (the “Company”) is a California-based cannabis company with advanced production capabilities supporting every step of the supply chain, including cultivation, extraction, manufacturing, brand sales, marketing, and distribution. Lowell Farms grows artisan craft cannabis with a deep love and respect for the plant, and prides itself on using sustainable materials – from seed to sale – to produce an extensive portfolio of award-winning originals, including Lowell Herb Co, House Weed, MOON, and Kaizen, for licensed retailers statewide.

Lowell Farms Inc. Media Contact
pr@lowellfarms.com

Lowell Farms Inc. Investor Relations Contact
Bill Mitoulas
416.479.9547
ir@lowellfarms.com

Lowell Farms Inc. Company Contact
Mark Ainsworth
ir@lowellfarms.com

Forward-Looking Information and Statements
This news release contains certain "forward-looking information" within the meaning of applicable Canadian securities legislation and may also contain statements that may constitute "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking information and forward-looking statements are not representative of historical facts or information or current condition, but instead represent only the Company’s beliefs regarding future events, plans or objectives, many of which, by their nature, are inherently uncertain and outside of the Company’s control. Generally, such forward-looking information or forward-looking statements can be identified by the use of forward-looking terminology such as "plans", "expects" or "does not expect", "is expected", "budget", "scheduled", "estimates", "forecasts", "intends", "anticipates" or "does not anticipate", or "believes", or variations of such words and phrases or may contain statements that certain actions, events or results "may", "could", "would", "might" or "will be taken", "will continue", "will occur" or "will be achieved.” The forward-looking information and forward-looking statements contained herein may include, but are not limited to, the ability of the Company to successfully achieve its business objectives, including as a result of the described acquisition, and expectations for other economic, business, and/or competitive factors. There can be no assurance that such forward-looking information and statements will prove to be accurate, and actual results and future events could differ materially from those anticipated in such forward-looking information and statements. This forward-looking information and statements reflect the Company’s current beliefs and are based on information currently available to the Company and on assumptions the Company believes are reasonable.

Forward-looking information is subject to known and unknown risks, uncertainties and other factors that may cause the actual results, level of activity, performance or achievements of the Company to be materially different from those expressed or implied by such forward-looking information. Such risks and other factors may include, but are not limited to: general business, economic, competitive, political and social uncertainties; general capital market conditions and market prices for securities; operating and development costs; competition; changes in legislation or regulations affecting the Company; the timing and availability of external financing on acceptable terms; the available funds of the Company and the anticipated use of such funds; favorable production levels and outputs; the stability of pricing of cannabis products; the level of demand for cannabis product; the availability of third-party service providers and other inputs for the Company’s operations; lack of qualified, skilled labor or loss of key individuals; and risks and delays resulting from the COVID-19 pandemic. A description of additional assumptions used to develop such forward-looking information and a description of additional risk factors that may cause actual results to differ materially from forward-looking information can be found in the Company’s disclosure documents, such as the Company’s annual information form filed on the SEDAR website at www.sedar.com. Although the Company has attempted to identify important factors that could cause actual results to differ materially from those contained in forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended. Readers are cautioned that the foregoing list of factors is not exhaustive. Readers are further cautioned not to place undue reliance on forward-looking information as there can be no assurance that the plans, intentions or expectations upon which they are placed will occur. Forward-looking information contained in this news release is expressly qualified by this cautionary statement.

The forward-looking information contained in this news release represents the expectations of the Company as of the date of this news release and, accordingly, is subject to change after such date. However, the Company expressly disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, except as expressly required by applicable securities law.

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